Exhibit 99.2

Nasdaq: APEI First Quarter 2024 Earnings Presentation

2 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Forward Looking Statements Statements made in this presentation regarding American Public Education, Inc . or its subsidiary institutions (“APEI” or the “Company”) that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “project,” “should,” “will,” “would,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth registration, enrollments, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, free cash flow, and plans with respect to and future impacts of recent, current and future initiatives . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : the Company’s failure to comply with regulatory and accrediting agency requirements, including the “ 90 / 10 Rule”, and to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure ; the Company’s dependence on the effectiveness of its ability to attract students who persist in its subsidiary institutions’ programs ; changing market demands ; declines in enrollments at the Company’s subsidiary institutions ; the enactment of legislation that adversely impacts the Company or its subsidiary institutions ; the Company’s inability to effectively brand or market its subsidiary institutions and its subsidiary institutions’ programs ; the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; the loss or disruption of the Company’s ability to receive funds under tuition assistance programs or the reduction, elimination, or suspension of tuition assistance ; adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed ; the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs ; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; economic and market conditions and changes in interest rates ; difficulties involving acquisitions ; the Company’s indebtedness and preferred stock ; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third - party vendors ; the inability to recognize the anticipated benefits of the Company’s cost savings efforts ; the Company’s ability to manage and limit its exposure to bad debt ; and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10 - K and quarterly report on Form 10 - Q and in the Company’s other SEC filings . You should not place undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

3 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliatio n. Key Take - Aways ▪ APEI Revenue: $ 154.4 million – exceeding high end of first quarter guidance and third consecutive quarter of year - over - year growth ▪ Net loss available to common stockholders: ($1.0) million and net loss per diluted common share of ($0.06) vs. high end guidance of ($3.0) million and ($0.17), respectively ▪ 1Q 2024 Adjusted EBITDA increased 143% year - over - year to $17.1 million, exceeding high - end of guidance of $10 million ▪ Maintained a strong liquidity position, with total cash, cash equivalents and restricted cash of $153.2 million at March 31, 2024 ▪ Increasing full year 2024 guidance for revenue and Adjusted EBITDA. FY24 Guidance Summary (MM) APEI is executing on its turnaround at Rasmussen and return to overall growth and profitability. We are focused on core military/veterans and nursing/health - ed businesses that have consistently stable and long - term demand. Management has addressed the operational challenges and continues to position the enterprise for sustainable long - term growth. 2Q24 Guidance Summary (MM) APEI Executive Summary

APEI Education Platform

apei

For Service Minded Students

American Public University System — AMU / APU

- #1 market positions in active-duty military and veterans
- ~90,000 adult learners from over 90 countries during 2023
- APUS in top 11% for students' return on educational investment, compared to 4,500 colleges and universities nationwide[1]

RASMUSSEN UNIVERSITY

- Full ladder of nursing curriculum (PN, ADN, BSN, MSN, FNP, DNP); 15 allied health / healthcare programs; 21 campuses, 6 states and online
- Rasmussen educates ~13,600 students: 46% on-ground health ed and 54% online

Graduate School USA

- #2 provider of training to the federal workforce
- 300+ courses offered, modernizing government and professional training with short-form courses, training, and continuing education

HONDROS COLLEGE OF NURSING

- PN degree and ADN (RN) degree offerings; 8 campuses in three contiguous Midwestern states
- Hondros educates ~3,300 nursing students with roughly 65% enrolled in PN program and 35% in RN

National Nursing Platform

#1 provider of pre-licensure ADN+PN education



Hondros
Rasmussen
Current Campuses

29
campuses

~$160MM+
in Nursing Revenue

1) According to the Georgetown University Center on Education and the Workforce (2022). Ranking based on 20-year NPV https://cew.Georgetown.edu/cew-reports/roi2022/.

4

5 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. ▪ Net course registrations grew +3% in 1Q24 vs. 1Q23 ▪ 4%+ military growth ▪ 9% revenue growth driven by growth in registrations and impact of select tuition increases in 2023 ▪ 32% increase in EBITDA in 1Q24 to $24 million compared to 1Q23 ▪ EBITDA Margin increased to 30% in 1Q24 compared to 25% in 1Q23 ▪ 2Q24 registration guidance of +1% to +4% (89,500 to 92,200 registrations) APUS Summary *Note: 2Q24 reflects mid - point of registration guidance

6 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Hondros Summary ▪ 17 consecutive quarters of yr / yr enrollment growth through 2Q24 ▪ 1Q24 enrollments were 22% higher than 1Q23 ▪ Positive 1Q24 EBITDA compared to negative ($1.0) million of EBITDA in 1Q23 ▪ Hondros NCLEX scores exceeded thresholds in 1Q24 ▪ 2Q24 enrollment is 10% higher than a strong 2Q23 comparable

7 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Rasmussen Summary ▪ 2Q24 enrollment improved to - 2% yr / yr , reflecting continued enrollment stabilization and improving trends ▪ Online enrollment was flat in 1Q24 and grew 4% in 2Q24 ▪ On - ground Healthcare enrollment continued to improve sequentially, down 9% in 2Q24 compared with down 11% in 1Q24 ▪ Strong growth in BSN enrollments and other on - ground healthcare programs offset by declines in ADN program ▪ NCLEX scores were again strong in 1Q24 20 of 24 programs* met the applicable state benchmark in 1Q24 *Excludes 4 programs in Wisconsin that don’t report official results.

8 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. APEI Revenue ▪ Continued solid revenue growth at APUS driven by net course registration increases and select tuition and fee increases implemented in 2023 ▪ RU revenue declined due primarily to lower ADN nursing enrollments ▪ Record enrollments and modest tuition and fee increases drove record quarterly revenue at HCN ▪ Revenue growth at Graduate School again impacted by government spending uncertainty in 1Q24 1 Revenue Summary by Education Unit 1 Graduate School USA includes nominal amount of corporate revenue eliminations ($ in millions) 1Q23 1Q24 % Change $74.0 $80.7 9% $57.5 $53.1 -8% $13.1 $16.4 25% $5.1 $4.2 -18% $149.7 $154.4 3%

9 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Continued margin growth in 1Q24 driven by higher enrollments, select price increases, and lower marketing spend Continued EBITDA improvement driven by stabilizing enrollment and cost realignment Positive EBITDA in 1Q24 due to higher enrollments and revenue Lower 1Q24 revenue and EBITDA driven by impact of US Gov’t.’s continuing resolution Education Unit EBITDA & Margin Profile Note: See note 16 to the financial statements included in the 2023 10 - K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization. Please refer to slide 17 and appendix for GAAP to non - GAAP reconciliation. 1. APUS excludes $2.8MM of losses in 4Q23 related to Loss on Disposal of Long - lived assets and Losses on assets held for sale. 2. Rasmussen excludes a non - cash impairment of $64MM in 2Q23. Also excludes $2.4MM for Collegis transition services expense 1Q23 and $2.9MM for lease termination and campus consolidation expense in 1Q24. 3. Graduate School and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2023 10 - K disclosure. Segment Summary ($ in millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 Revenue $74.0 $73.6 $76.4 $79.4 303.3$ $80.7 EBITDA $18.5 $20.2 $23.3 $30.5 92.5$ $24.3 Margin 25% 28% 30% 38% 30% 30% Revenue $57.5 $52.0 $52.1 $52.6 214.1$ $53.1 EBITDA ($4.5) ($7.1) ($5.3) $0.4 (16.5)$ ($2.7) Margin -8% -14% -10% 1% -8% -5% Revenue $13.1 $14.3 $13.7 $15.8 56.9$ $16.4 EBITDA ($1.0) $0.1 ($0.3) $1.1 (0.1)$ $0.0 Margin -8% 1% -2% 7% 0% 0% Revenue $5.1 $7.4 $8.6 $5.1 26.2$ $4.2 EBITDA ($1.3) $0.8 $1.6 ($1.1) 0.0$ ($1.1) Margin -25% 11% 18% -22% 0% -27% Corporate (6.9)$ (7.4)$ (5.7)$ (7.1)$ (27.1)$ (7.2)$ Consolidated Revenue $149.7 $147.2 $150.8 $152.8 600.5$ $154.4 Consolidated EBITDA $4.8 $6.7 $13.4 $23.8 48.7$ $13.2 (+) Adjustments 2.2$ 2.1$ 4.7$ 1.9$ 10.9$ 3.8$ Consolidated Adj. EBITDA 7.0$ 8.8$ 18.1$ 25.7$ 59.6$ 17.1$ Margin 5% 6% 12% 17% 10% 11% APEI APUS RU HCN GSUSA 2 1 3

10 Accreditations include, but are not limited to the following: Investment Summary ▪ Addressable market expected to grow at >10% over the next 5 years to >$100 billion APUS in top 11% for student return on educational investment 250,000 registered nurses needed per year; APEI graduates ~10,000 per year ▪ Turnaround at Rasmussen underway and on trajectory for growth, positive EBITDA ▪ Solid growth, margin and free cash flow story at APUS ▪ Hondros delivering high enrollment and revenue growth with improving margins ▪ Forecasting 3% to 5% revenue growth in 2024 ▪ Expected to deliver $60 - $70 million of adjusted EBITDA in 2024 ▪ Expected to deliver Free Cash Flow 1 growth of ~50% to $46.5MM in 2024 ▪ Strong balance sheet with $153 million of cash and no net debt 1 Free Cash Flow defined as Adjusted EBITDA less Capital Expenditures

11 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. VISION Education that transforms lives, advances careers, and improves communities. MISSION Powering Potential and Prosperity for Those Who Serve. VALUES Be Customer Centric • Be Accountable Be Agile • Be Respectful & Inclusive Do the Right Thing

12 Appendix

13 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. Operating Income ($ in millions) 1Q23 2Q23 3Q23 4Q23 1Q24 APUS 17.1$ 18.9$ 21.9$ 26.5$ 23.1$ Margin 23% 26% 29% 33% 29% Rasmussen (12.9)$ (77.3)$ (10.6)$ (2.9)$ (9.0)$ Margin -22% -149% -20% -5% -17% Hondros (1.3)$ (0.2)$ (0.6)$ 0.8$ (0.3)$ Margin -10% -2% -5% 5% -2% Graduate School (1.4)$ 0.7$ 1.4$ (1.3)$ (1.3)$ Margin -27% 9% 16% -24% -30% Corporate (6.9)$ (7.4)$ (5.8)$ (7.2)$ (7.4)$ Consolidated Operating Income (5.4)$ (65.3)$ 6.4$ 15.9$ 5.2$ Education Unit Operating Income and Margin Profile Notes: See note 16 to the financial statements included in the 2023 10 - K. Reflects income (loss) from operations before interest, incom e taxes, and gain (loss) from acquisitions.

14 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. (1) See note 16 to the financial statements in the 2023 10 - K. Reflects income (loss) from operations before interest, income taxes, and gain / (loss) from acquisition. Corporate + APEI Revenue Education Unit Overview – Operating Income to EBITDA Reconciliation Full Year ($ in millions) 1Q23 2Q23 3Q23 4Q23 2023 1Q24 Revenue 74.0 73.6 76.4 79.4 303.3 80.7 Operating Income (1) 17.1 18.9 21.9 26.5 84.4 23.1 (+) D&A 1.4 1.3 1.3 1.3 5.3 1.2 (+) Impairment / Other - - - 2.8 2.8 EBITDA 18.5 20.2 23.3 30.5 92.5 24.3 EBITDA Margin 25.0% 27.5% 30.4% 38.4% 30.5% 30.2% Revenue 57.5 52.0 52.1 52.6 214.1 53.1 Operating Income (1) (12.9) (77.3) (10.6) (2.9) (103.6) (9.0) (+) D&A 5.9 6.2 5.2 3.3 20.6 3.3 (+) Impairment / Other 2.4 64.0 - - 66.4 2.9 EBITDA (4.5) (7.1) (5.3) 0.4 (16.5) (2.7) EBITDA Margin -7.9% -13.6% -10.3% 0.8% -7.7% -5.2% Revenue 13.1 14.3 13.7 15.8 56.9 16.4 Operating Income (1) (1.3) (0.2) (0.6) 0.8 (1.4) (0.3) (+) D&A 0.3 0.3 0.3 0.3 1.3 0.3 (+) Impairment / Other - - - - - EBITDA (1.0) 0.1 (0.3) 1.1 (0.1) 0.0 EBITDA Margin -7.7% 0.6% -2.4% 7.0% -0.3% 0.1% Revenue 5.1 7.4 8.6 5.1 26.2 4.2 Operating Income (1) (8.3) (6.7) (4.3) (8.4) (27.8) (8.6) (+) D&A 0.1 0.1 0.2 0.2 0.7 0.3 EBITDA (8.1) (6.6) (4.2) (8.2) (27.1) (8.4) Revenue 149.7 147.2 150.8 152.8 600.5 154.4 Operating Income (1) (5.4) (65.3) 6.4 15.9 (48.3) 5.2 (+) D&A 7.8 8.0 7.0 5.1 27.8 5.1 (+) Impairment / Other 2.4 64.0 - 2.8 69.2 2.9 EBITDA 4.8 6.7 13.4 23.8 48.7 13.2 EBITDA Margin 3.2% 4.5% 8.9% 15.6% 8.1% 8.6% (+) Adjustments 2.2 2.1 4.7 1.9 10.9 3.8 Adjusted EBITDA 7.0 8.8 18.1 25.7 59.6 17.1 Adjusted EBITDA Margin 4.7% 6.0% 12.0% 16.8% 9.9% 11.0%

15 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. 1Q24 Enrollment and Registration Summary 1Q 2024 1Q 2023 % Change APUS Registrations 99,000 96,300 3% Total Rasmussen Enrollment 13,500 14,300 -6% Rasmussen On-ground Enrollment 6,300 7,100 -11% Rasmussen Online Enrollment 7,200 7,200 0% HCN Enrollment 3,300 2,700 22%

16 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Non - GAAP Disclosures GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)     Net loss available to common stockholders $ (1,019) $ (7,197) Preferred dividends 1,535 1,457 Net income (loss) $ 516 $ (5,740) Income tax expense (benefit) 1,213 (1,414) Interest expense 126 1,779 Equity investment loss 3,327 5 Depreciation and amortization 5,128 7,756 EBITDA 10,310 2,386 Loss on leases 2,936 - Stock compensation 1,918 2,224 Loss on disposals of long-lived assets 28 1 Transition services costs 1,865 2,403 Adjusted EBITDA $ 17,057 $ 7,014 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ended March 31, 2024 and 2023: Three Months Ended March 31, 2024 2023

17 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses, such as severance, and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation. American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Non - GAAP Disclosures (continued)

Company Steve Somers, CFA Chief Strategy & Corporate Development Officer investorrelations@apei.com Investor Relations Brian M. Prenoveau , CFA MZ Group 561 - 489 - 5315 APEI@mzgroup.us NASDAQ: APEI www.apei. com